UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2014
Date of Report (Date of earliest event reported)
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CAI International, Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2014, Container Applications Limited (“CAL”), a wholly owned subsidiary of CAI International, Inc. (the “Company”), entered into an Amended and Restated Term Loan Agreement (the “A&R Loan Agreement”) among CAL, as Borrower, the Company, as Guarantor, the lending institutions from time to time listed on Schedule 1 thereto (the “Lenders”), ING BANK N.V., as Administrative Agent and Physical Bookrunner, and ING BANK, branch of ING-DIBA AG, as Mandated Lead Arranger. The A&R Loan Agreement amends and restates the terms of that certain Term Loan Agreement dated December 20, 2010 among CAL, as Borrower, the Company, as Guarantor, and the financial institutions referred to therein, as amended (the “Prior Loan Agreement”).

Among other things, the A&R Loan Agreement refinances the Prior Loan Agreement, and reduces CAL’s borrowing rates from LIBOR plus 2.25% to LIBOR plus 1.6% (per annum) for Eurodollar loans. In addition, the A&R Loan Agreement increases the outstanding loan commitment from $115.0 million to $150.0 million, extends the maturity date to October 1, 2019 and revises certain of the covenants and restrictions under the Prior Loan Agreement to provide CAL with additional flexibility. Except as described above, the other terms of the A&R Loan Agreement are substantially the same as the Prior Loan Agreement.

The foregoing summary of the A&R Loan Agreement does not purport to be complete, and is subject to and is qualified in its entirety by the terms of the A&R Loan Agreement, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Term Loan Agreement, dated October 1, 2014, among Container Applications Limited, CAI International, Inc., the lending institutions from time to time listed on Schedule 1 thereto, ING Bank N.V. and ING Bank, branch of ING-DIBA AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: October 7, 2014	By:	/s/ Timothy B. Page
		Name:	Timothy B. Page
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Term Loan Agreement, dated October 1, 2014, among Container Applications Limited, CAI International, Inc., the lending institutions from time to time listed on Schedule 1 thereto, ING Bank N.V. and ING Bank, branch of ING-DIBA AG.